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                                                                     EXHIBIT 3.1

             THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               GENAERA CORPORATION

         Genaera Corporation, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

         1. The present name of the Corporation is Genaera Corporation and the original name of the Corporation was Molecular Antibiotics, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 29, 1987.

         2. This Third Amended and Restated Certificate of Incorporation restates and integrates and further amends the Second Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 20, 2002 and all subsequent amendments thereto by changing the beginning date of the First Conversion Period to June 30, 2003 for the Series A Preferred Stock.

         3. This Third Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

         4. The text of the Corporation's Certificate of Incorporation is hereby amended and restated and is set forth in its entirety in the form attached as
Exhibit I.

         5. This Third Amended and Restated Certificate of Incorporation shall become effective immediately upon its filing with the Office of the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate to be executed and attested by the undersigned this 30th day of June, 2003.

                                      GENAERA CORPORATION


                                      By: /s/ Roy C. Levitt, M.D.
                                          -----------------------
                                          Roy C. Levitt, M.D.
                                          President and Chief Executive Officer

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                                                                       EXHIBIT I

             THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                               GENAERA CORPORATION

         FIRST: The name of the corporation (hereinafter called the "Corporation") is Genaera Corporation.

         SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 84,211,031 shares, consisting of 9,211,031 shares of Convertible Preferred Stock, $.001 par value (the "Preferred Stock"), and 75,000,000 shares of Common Stock, $.002 par value (the "Common Stock").

         The Preferred Stock may be issued in any number of series designated by the Board of Directors pursuant to Section A hereof.

         The designations, powers, preferences and relative, participating, optional or other special rights, and the qualification, limitations and restrictions thereof in respect of the Preferred Stock and the Common Stock are as follows:

                 (A)   PREFERRED STOCK

                       (1) Designation of Series of Preferred Stock. The Board of Directors is hereby expressly authorized to provide for, designate and issue, out of the authorized but unissued shares of Preferred Stock one or more series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares of any such series:

                            (i)  the designation of such series, the number of
shares to constitute such series and the stated value thereof if different from the par value thereof;

                            (ii) whether the shares of such series shall have
voting rights or powers, in addition to any voting rights required by law, and, if so, the terms of such voting rights or powers, which may be full or limited;

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                            (iii) the dividends, if any, payable on such series,
whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

                            (iv) the amount or amounts payable upon shares of
such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding-up, or upon any distribution of the assets, of the corporation;

                            (v) whether the shares of such series shall be
subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

                            (vi) whether the shares of such series shall be
subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

                            (vii) whether the shares of such series shall be
convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

                            (viii) the limitations and restrictions, if any, to
be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or stock of shares of any other class or any other series of this class;

                            (ix) the conditions or restrictions, if any, upon
the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

                            (x) any other powers, designations, preferences and
relative, participating, optional or other special rights, and any qualifications, limitations or restrictions thereof.

                    The powers, designations, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The Board of Directors is hereby expressly authorized from time to time to increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares thereof then outstanding) the number of shares of stock of any series of Preferred Stock designated pursuant to this Section A(1).

                         (2) Designation of Series A Convertible Preferred
Stock. 80,000 shares of the Preferred Stock of the Corporation shall be designated as Series A Convertible Preferred Stock, $.001 par value and shall have the terms set forth on Attachment A hereto.

                         (3) Designation of Series A Convertible Preferred
Stock. 10,000 shares of the Preferred Stock of the Corporation shall be designated as Series B Convertible Preferred Stock, $.001 par value and shall have the terms set forth on Attachment B hereto.

                         (4) Designation of Series C-1 Convertible Preferred
Stock. 2,500 shares of the Preferred Stock of the Corporation shall be designated as Series C-1 Convertible Preferred Stock, $.001 par value and shall have the terms set forth on Attachment C hereto.

                         (5) Designation of Series C-2 Convertible Preferred
Stock. 2,500 shares of the Preferred Stock of the Corporation shall be designated as Series C-2 Convertible Preferred Stock, $.001 par value and shall have the terms set forth on Attachment D hereto.

                     (B) COMMON STOCK

                         (1)  Voting. Each holder of shares of Common Stock
shall be entitled to one vote for each share of Common Stock held of record on all matters as to which holders of Common Stock shall be entitled to vote. In any election of directors, no holder of Common Stock shall be entitled to accumulate the holder's votes by giving one candidate more than one vote per share.

                         (2)  Other Rights.  Each share of Common Stock issued
and outstanding shall be identical in all respects to each other such share, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment, provided, however, that the per share amount, if any, of all dividends for the Common Stock in any fiscal year of the Corporation shall not be greater than the per share amount, if any, of all dividends declared for Preferred Stock during such fiscal year (assuming for the calculation of the per share amounts for Preferred Stock the conversion at the time of such calculation of all Preferred Stock into Common Stock). Except for and subject to those rights expressly granted to the holders of Preferred Stock, or except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, but not by way of limitation, (i) the right to receive dividends, when and as declared by the Board of Directors of the Corporation, out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon a liquidation or otherwise, the right to receive ratably and equally, together with the holders of Preferred Stock, all the assets and funds of the

Corporation remaining after the payment to the holders of the Preferred Stock of the specific amounts which they are entitled to receive upon such liquidation as herein provided.

         FIFTH: The number of directors of the Corporation shall be such as from time to time shall be fixed in the manner provided in the By-laws of the Corporation. The election of directors of the Corporation need not be by ballot unless the By-laws so require.

         SIXTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after the date of incorporation of the Corporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         SEVENTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders, it is further provided:

              (A) In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Delaware, the Board of Directors is expressly authorized and empowered:

                  (1) to make, alter, amend or repeal the By-laws in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation;

                  (2) without the assent or vote of the stockholders, to authorize and issue securities and obligations of the Corporation, secured or unsecured, and to include therein such provisions as to redemption, conversion or other terms thereof as the Board of Directors in its sole discretion may determine, and to authorize the mortgaging or pledging, as security therefor, of any property of the Corporation, real or personal, including after-acquired property;

                  (3) to determine whether any, and if any, what part, of the net profits of the Corporation or of its surplus shall be declared in dividends and paid to the stockholders, and to direct and determine the use and disposition of any such net profits or such surplus; and

                 (4) to fix from time to time the amount of net profits of the Corporation or of its surplus to be reserved as working capital or for any other lawful purpose.

             In addition to the powers and authorities herein or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware, of this Certificate of Incorporation and of the By-laws of the Corporation.

             (B) Any director or any officer elected or appointed by the stockholders or by the Board of Directors may be removed at any time in such manner as shall be provided in the By-laws of the Corporation.

             (C) From time to time any of the provisions of this Certificate of Incorporation may be altered, amended or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation by this Certificate of Incorporation are granted subject to the provisions of this paragraph (C).

         EIGHTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application or any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directors. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree on any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                                                                    ATTACHMENT A

                            SERIES A PREFERRED STOCK

                                       of

                               GENAERA CORPORATION

1. Number and Designation. 80,000 shares of the Preferred Stock of the Corporation shall be designated as Series A Convertible Preferred Stock, $.001 par value (the "Series A Preferred Stock").

2. Rank. The Series A Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution and winding up, rank prior to all classes or series of equity securities of the Corporation, including the Corporation's common stock, $.002 par value ("Common Stock"). All equity securities of the Corporation to which the Series A Preferred Stock ranks prior (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the "Junior Securities." All equity securities of the Corporation with which the Series A Preferred Stock ranks on a parity (whether with respect to dividends or upon liquidation, dissolution or winding up) are collectively referred to herein as the "Parity Securities." The respective definitions of Junior Securities and Parity Securities shall also include any rights or options exercisable for or convertible into any of the Junior Securities and Parity Securities, as the case may be. The Series A Preferred Stock shall be subject to the creation of Junior Securities but not subject to the creation of Parity Securities except as provided in paragraph 6(b) hereof.

3.   Dividends.

     (a) The holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, dividends at the Applicable Rate from time to time in effect. The "Applicable Rate" per annum for each Dividend Period will be equal to 2% plus the highest prime rate of major banking institutions as reported in the Federal Reserve H.15 weekly bulletin that is in effect for such Dividend Period. Dividends shall be payable in arrears in equal amounts quarterly on April 15, July 15, October 15 and January 15 of each year unless such day is not a Business Day, in which event on the next succeeding Business Day) (each of such dates being a "Dividend Payment Date" and each such quarterly period being a "Dividend Period"). The term "Business Day" means a day other than a Saturday, Sunday or day on which banking institutions in San Francisco are authorized or required to remain closed. The amount of dividends per share of Series A Preferred Stock for any Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by the Liquidation Preference and dividing the result by four. The amount of dividends payable for the initial Dividend

Period, or any other period shorter or longer than a full Dividend Period, on the Series A Preferred Stock shall be computed on the basis of the actual number of days in such period compared to a 360-day year.

     (b) Dividends shall be cumulative from the date of issue, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends. Each such dividend shall be payable to the holders of record of shares of the Series A Preferred Stock, as they appear on the stock records of the Corporation at the close of business on such record dates, not more than 60 days or less than 10 days preceding the payment dates thereof, as shall be fixed by the Board of Directors. Accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not more than 45 days preceding the payment date thereof, as may be fixed by the Board of Directors. Holders of shares of Series A Preferred Stock shall be entitled to full cumulative dividends, as provided herein, and no additional amounts. Except as set forth in paragraph 3(e) below, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock that may be in arrears.

     (c) The Corporation, at its option, may pay dividends either in cash or through the issuance of additional shares of Series A Preferred Stock ("Additional Shares"). Shares of Series A Preferred Stock issued in payment of dividends shall be valued at all times at the Liquidation Preference. The number of Additional Shares that are issued to the holders of Series A Preferred Stock under this paragraph 3(c) will be the number obtained by dividing (i) the total dollar amount of cumulative dividends due and payable on the applicable Dividend Payment Date by (ii) the Liquidation Preference, provided that the Corporation shall not be required to issue fractional shares of Series A Preferred Stock, but in lieu thereof shall pay in cash the portion of any dividend payable in shares of Series A Preferred Stock that would otherwise require the issuance of a fractional share.

     (d) So long as any shares of the Series A Preferred Stock are outstanding, no dividends, except as described in the next succeeding sentence, shall be declared or paid or set apart for payment on Parity Securities, for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Preferred Stock for all Dividend Periods terminating on or prior to the date of payment of the dividend on such class or series of parity stock, nor shall any Parity Securities be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Securities or other Parity Securities), unless in each case
(i) the full cumulative dividends on all outstanding shares of the Series A Preferred Stock shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series A Preferred Stock and (ii) sufficient funds shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series A Preferred Stock. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon shares of the Series A Preferred Stock and all dividends declared upon any Parity Securities shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series A Preferred Stock and accumulated and unpaid on such Parity Securities.

     (e) The terms "accrued dividends" and "dividends in arrears" whenever used herein with reference to shares of Series A Preferred Stock shall be deemed to mean an amount which shall be equal to dividends thereon at the Applicable Rate per share for the Series A Preferred Stock from the date or dates on which such dividends commence to accrue to the end of the then current Dividend Period (or, in the case of redemption, to the date of redemption), whether or not earned or declared and whether or not assets for the Corporation are legally available therefor, and if full dividends are not declared or paid (whether in cash or Additional Securities), then such dividends shall cumulate, with additional dividends thereon, compounded quarterly, at the Applicable Rate, for each Dividend Period during which such dividends remain unpaid, less the amount of all dividends paid, or declared in full and sums set aside for the payment thereof, upon such shares of Series A Preferred Stock.

     (f) So long as any shares of the Series A Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Securities) shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Securities, nor shall any Junior Securities be redeemed, purchased or otherwise acquired (all such dividends, distributions, redemptions or purchases being hereinafter referred to as a "Junior Securities Distribution") for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Securities), unless in each case (i) the full cumulative dividends on all outstanding shares of the Series A Preferred Stock and any other Parity Securities shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series A Preferred Stock and all past dividend periods with respect to such Parity Securities and (ii) sufficient funds shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series A Preferred Stock and the current dividend period with respect to such Parity Securities.

     (g) The Corporation shall take any and all corporate action necessary to declare and pay such dividends described in this paragraph 3.

4.   Liquidation Preference.

     (a) In the event of any liquidation, dissolution or winding up of the Corporation, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of Junior Securities by reason of their ownership of such stock, the holders of Series A Preferred Stock shall be entitled to receive for each outstanding share of Series A Preferred Stock then held by them an amount equal to $1000 (the "Liquidation Preference" ) plus accrued and unpaid cumulative dividends on such share (as adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like). If, upon the occurrence of a liquidation, dissolution or winding up, the assets and funds of the Corporation legally available for distribution to stockholders by reason of their ownership of stock of the Corporation shall be insufficient to permit the payment of the full aforementioned preferential amount on the Series A Preferred Stock and liquidating payments on any Parity Securities, then the entire assets and funds of the Corporation legally available for distribution to stockholders by reason of their ownership of stock of the Corporation shall be distributed among the holders of Series A Preferred Stock and holders of any other such Parity Securities ratably in accordance with the respective amounts that would be payable on such shares of Series A Preferred Stock and such Parity Securities if the amounts payable thereon were paid in full.

     (b) Subject to the rights of the holders of any Parity Securities, after payment shall have been made in full to the holders of the Series A Preferred Stock, as provided in this paragraph 4, any other series or class or classes of Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Preferred Stock shall not be entitled to share therein.

5.   Conversion.

     (a) Conversion of Series A Preferred Stock. Each share of Preferred Stock issued prior to May 10, 2005 will be convertible, at either the option of the holder thereof or the option of the Corporation (subject to the limits on the Corporation's right to convert in paragraph 5(d)), whichever first delivers a notice of conversion pursuant to paragraph 5(c) or paragraph 5(d) as the case may be, on one (1) date in the period beginning on June 30, 2003 and ending on November 10, 2006 (the "First Conversion Period"). Each share of Preferred Stock issued on or after May 10, 2005 will be convertible, at either the option of the holder thereof or the option of the Corporation (subject to the limits on the Corporation's right to convert in paragraph 5(d)), whichever first delivers a notice of conversion pursuant to paragraph 5(c) or paragraph 5(d) as the case may be, on one (1) date in the period beginning on December 31, 2008 and ending on June 30, 2009 (the "Second Conversion Period"). Each share of Series A Preferred Stock shall also be convertible, after November 10, 2000, at the option of the holder thereof, at the earlier of (i) at any time following the execution of a definitive agreement (and prior to the closing of such agreement) providing for the merger or consolidation of the Corporation with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Corporation (a "Merger Event") and (ii) at any time following the first date upon which the number obtained by multiplying the sum of (A) the number of issued and outstanding shares of Common Stock, (B) the number of shares of Common Stock issuable upon exercise of vested options and exercisable warrants and (C) the number of shares of Common Stock that would be issued upon conversion of the outstanding Series A Preferred Stock (employing for the purpose of calculating the number of shares of Common Stock to be issued upon such conversion, in lieu of the Conversion Price, the closing price of the Common Stock on the immediately preceding Trading Day), by the average closing price of such Common Stock in the preceding ten (10) Trading Days is less than 500% of the aggregate Original Issue Price of the all then outstanding shares of Series A Preferred Stock plus any accrued and unpaid cumulative dividends thereon (a "Capitalization Event"). The Corporation will give prompt notice to the holders of Series A Preferred Stock of the occurrence of a Merger Event or a Capitalization Event. No further shares of Series A Preferred Stock shall be issued and sold by the Corporation upon the occurrence of a either a Merger Event or a Capitalization Event.

     (b) Determination of Number of Shares of Common Stock to be Issued Upon Conversion. Each share of Series A Preferred shall be convertible into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Original Issue Price of such share of Series A Preferred Stock by the Conversion Price at the time in effect for a share of Series A Preferred Stock. The "Original Issue Price" per share of Series A Preferred Stock is $1000. The "Conversion Price" per share of Series A Preferred Stock shall be the average closing price of the Common Stock in the five (5) Trading Days preceding the Conversion Date (defined below). "Trading Day", as used herein, shall mean a day on which the Nasdaq National Market, or any other established exchange or national system on which the Common Stock is listed, is open for trading.

     (c) Notice of Conversion by the Holders. In order to convert the Series A Preferred Stock into Common Stock, the holder of the Series A Preferred Stock shall deliver to the Corporation a notice of its election to make such conversion at least ten (10) days prior to the intended date of conversion (the "Conversion Date") setting forth (i) the Conversion Date, (ii) the number of shares of Series A Preferred Stock to be converted on the Conversion Date, (iii) the number of shares of Common Stock held by such holder and (iv) the names (and addresses) in which the certificates for shares of Common Stock issuable upon conversion shall be issued. The holder of Series A Preferred Stock that has delivered a notice of conversion shall not sell its shares of Common Stock in the market during the ten (10) days preceding the Conversion Date.

     (d) Limit on Corporation's Right to Convert and Notice of Conversion by the Corporation. The Corporation's right to have the holders of the Series A Preferred Stock convert their shares of Series A Preferred Stock pursuant to
Section 5(a) will be exercisable only if (i) the Corporation can convert all outstanding shares of Series A Preferred Stock (subject to the limitation in paragraph 5(e)) and (ii) as a result of such conversion (A) Genentech, Inc., a Delaware corporation ("Genentech"), and its Affiliates would not become the beneficial owner (as defined in Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended from time to time) ("Beneficial Owner") of more than ten percent (10%) of the Common Stock that (but for this paragraph 5) would be outstanding following any such conversion and (B) Genentech, as the holder of the shares of Common Stock to be issued upon conversion, would be not be required to make a filing pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in advance of the acquisition of such shares. The Corporation can exercise its right have the holders of the Series A Preferred Stock convert their shares of Series A Preferred Stock pursuant to Section 5(a) by mailing a notice of conversion to each holder of record of shares of Series A Preferred Stock addressed to the holder at the address of such holder appearing on the books of the Corporation or given by the holder to the

Corporation for the purpose of notice, or, if no such address appears or is given, then at the place where the principal executive office of the Corporation is located, not later than ten (10) days before the Conversion Date. The notice of conversion shall (i) include (A) the Conversion Date and (B) the place at which the stockholders may exchange certificates representing their shares of Series A Preferred Stock for certificates representing shares of Common Stock issuable upon conversion and (ii) state that the certificates for shares of Common Stock issuable upon conversion shall be issued in the name (and address) of the holder, unless instructed otherwise by such holder. The holder of Series A Preferred Stock that has had a notice of conversion delivered to it by the Corporation shall not sell its shares of Common Stock in the market during the ten (10) days preceding the Conversion Date

     (e) Limit on Common Stock Issued on Conversion. The aggregate number of shares of Common Stock issued on conversion of shares of Series A Preferred Shares pursuant to paragraphs 5(a) and 5(f) shall not exceed 5,388,595. To the extent a conversion notice pursuant to paragraph 5(c) or paragraph 5(d) provides for the conversion on the Conversion Date of shares of Series A Preferred Stock such that the sum of the shares of Common Stock previously issued through conversion of Series A Preferred Shares and the shares of Common Stock that would be issued upon conversion of the number of Series A Preferred Shares specified in the conversion notice would exceed 5,388,595, the conversion notice shall be deemed to cover the maximum number of shares of Series A Preferred Stock that the Corporation is entitled to convert on such Conversion Date. Moreover, if an automatic conversion pursuant to paragraph 5(f) requires issuance of a greater number of shares of Common Stock than are permitted under this paragraph 5(e), such automatic conversion shall be deemed to cover the maximum number of shares of Common Stock as are permitted under this paragraph 5(e). To the extent that, due to the restriction in this paragraph 5(e), holders of Series A Preferred Stock are unable to convert their shares of Series A Preferred Stock or the Corporation is unable to convert all outstanding shares of Series A Preferred Stock or an automatic conversion under paragraph 5(f) does not cover all the shares of Series A Preferred Stock transferred by Genentech, the Corporation shall immediately (and in the case of an automatic conversion, upon notice from Genentech or from the transferee of Genentech's shares of Series A Preferred Stock) redeem such shares of Series A Preferred Stock at the redemption price of $ 1000 per share in cash, together with accrued and unpaid cumulative dividends thereon to the date of redemption.

     (f) Automatic Conversion. At any time during the First Conversion Period or the Second Conversion Period, Genentech's shares of Series A Preferred Stock shall, upon sale, gift, assignment, conveyance or other disposition to a Person who is not an Affiliate of Genentech, automatically and without any further action by the Corporation or its stockholders, convert, subject to the limitation in paragraph 5(e), into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Original Issue Price of such shares of Series A Preferred Stock by the Conversion Price at the time in effect. The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such upon such automatic conversion unless certificates evidencing such shares of Series A Preferred Stock are delivered to the Corporation or any transfer agent for such Series A Preferred

Stock. Such conversion shall be deemed to have been made on the date of transfer to such third party holder and the Person(s) entitled to receive shares of Common Stock (subject to the limitation in paragraph 5(e)) issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

       (g) Partial Conversion. In the event that some but not all of the Series A Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series A Preferred Stock that were not converted.

       (h)     Adjustments for Stock Splits, Recombinations, etc.

           (i) The Conversion Date shall be subject to adjustment from time to time as follows:

               (A) In the event the Corporation should at any time or from time to time after the date hereof fix a record date which is less than six (6) Trading Days prior to a Conversion Date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter, the " Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then such Conversion Date shall be extended to the date which is six (6) Trading Days after such record date.

               (B) In the event the Corporation should at any time or from time to time after the date hereof fix a record date which is less than six (6) Trading Days prior to a Conversion Date for a combination of the outstanding shares of Common Stock, then such Conversion Date shall be extended to the date which is six (6) Trading Days after such record date.

           (ii)    In the event that after the date hereof the Corporation shall declare a dividend payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends), or options or rights not referred to in Section 5(h)(i), then, in each such case each holder of Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though such holder were the holder of the number of shares of Common Stock into which such holder's shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution. For purposes of the foregoing, the average closing price of the Common Stock in the five (5) Trading Days preceding the record date shall be utilized as the Conversion Price.

                  (iii) If at any time or from time to time after the date hereof there shall be a recapitalization of the Common Stock (other than a subdivision or combination provided for above in this Section 5 (h)), provision shall be made so that each holder of Series A Preferred Stock shall thereafter be entitled to receive upon any conversion of the Series A Preferred Stock under this Section 5 the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion of Series A Preferred Stock pursuant to Section 5 would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series A Preferred Stock after the recapitalization to the end that the provision of this Section 5 (including the adjustment in the number of shares of Common Stock issuable on conversion) shall be applicable after that event as nearly equivalent as may be practicable.

       (i) Mechanics of Conversion. On the Conversion Date, the holder shall surrender the certificates representing the shares of Series A Preferred Stock being converted, duly endorsed, to the Corporation at its principal office or at the office of its transfer agent. As promptly as possible after the Conversion Date, the Corporation shall issue and deliver to such holder, such certificates as the holder may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock. No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price of the Series A Preferred Stock. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder of the converted shares of Series A Preferred Stock shall cease, and the Persons in whose names any certificates of shares of Common Stock shall be issuable shall be deemed to have become holders of record of the shares of Common Stock represented thereby.

       (j) Status of Converted Stock. In the event any shares of Series A Preferred Stock shall be converted pursuant to this paragraph 5, the shares so converted shall revert to the status of authorized shares of Preferred Stock undesignated as to series or other terms.

       (k) No Impairment. The Corporation will not, by amendment of this Certificate of Designations or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.

       (l) Notices of Record Date. In the event that the Corporation shall propose at any time:

           (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

           (ii) to offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or series or other rights;

           (iii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

           (iv) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up;

           then, in connection with any such event, the Corporation shall send to the holders of Series A Preferred Stock

                (A) in the case of the matters referred to in (i) and (ii) above, at least ten (10) days prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto); and

                (B) in the case of the matters referred to in (iii) and (iv) above, at least ten (10) days prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Series A Preferred Stock at the address for each such holder as shown on the books and records of the Corporation.

6.  Voting Rights.

    (a) The holders of record of shares of Series A Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this paragraph 6 or as otherwise provided by law.

    (b) Approval by Series A Preferred Stock. The Corporation shall not, without first obtaining the approval of the holders of not less than a majority of the total number of shares of the Series A Preferred Stock then outstanding voting on an as-converted to Common Stock basis:

        (i) amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or Bylaws if such action would materially and adversely affect the rights, preferences, privileges, or restrictions of the Series A Preferred Stock;

        (ii) authorize, create or issue shares of any class or series of stock having any preference or priority superior to or on a parity with any such preference or priority of the Series A Preferred Stock;

        (iii) amend this paragraph 6(b).

7.  Redemption.

    (a) Redemption by the Corporation. As and to the extent permitted by law, the Corporation may redeem at its option shares of Series A Preferred Stock, at any time in whole or from time to time in part, at a redemption price of $ 1000 per share in cash, together with accrued and unpaid cumulative dividends thereon to the date fixed for redemption, without interest.

    (b) Notice of Redemption; Payment; Surrender of Certificates. In the event of the redemption of shares of Series A Preferred Stock pursuant to paragraph 7(a), the Corporation shall mail a notice of redemption to each holder of record of shares of Series A Preferred Stock addressed to the holder at the address of such holder appearing on the books of the Corporation or given by the holder to the Corporation for the purpose of notice, or, if no such address appears or is given, then at the place where the principal executive office of the Corporation is located, not earlier than sixty (60) nor later than eight (8) days before such payment is due, as set forth above. The notice of redemption shall include
(i) the date fixed for redemption, (ii) the place at which the stockholders may obtain payment of the redemption price upon surrender of their share certificates, (iii) the amount of the payment due, and (iv) the last date prior to the date of redemption that the right of conversion may be exercised. If funds are available on the date fixed for the redemption, then whether or not the share certificates are surrendered for payment of the redemption price, the shares shall no longer be outstanding and the holders thereof shall cease to be stockholders of the Corporation with respect to the shares redeemed on and after the date fixed for redemption and shall be entitled only to receive the redemption price without interest upon surrender of the share certificate. If less than all the shares represented by one share certificate are to be redeemed, the Corporation shall issue a new share certificate for the shares not redeemed.

8. Waiver of Rights, Preferences or Privileges. Any right, preference or privilege of the Series A Preferred Stock may be waived and the provisions of this Attachment A may be amended by the holders of a majority of the outstanding shares of Series A Preferred Stock and such waiver shall be binding on all holders of Series A Preferred Stock.

9.  General Provisions.

    (a) The term "Affiliate" as used herein shall have the meaning given it in Rule 405 promulgated under the Securities Act of 1933, as amended from time to time.

    (b) The term "Person" as used herein means any corporation, limited liability company, partnership, trust, organization, association, other entity or individual.

    (c) The term "outstanding", when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a subsidiary.

    (d) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Attachment A are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

                                                                    ATTACHMENT B

                            SERIES B PREFERRED STOCK

                                       of

                               GENAERA CORPORATION

             1. Number and Designation. 10,000 shares of the Preferred Stock of the Corporation shall be designated as Series B Convertible Preferred Stock, $.001 par value (the "Series B Preferred Stock").

             2. Rank. The Series B Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution and winding up, rank prior to the Corporation's common stock, $.002 par value ("Common Stock") and rank junior to the Series A Preferred Stock. All equity securities of the Corporation to which the Series B Preferred Stock ranks prior (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the "Junior Securities." All equity securities of the Corporation with which the Series B Preferred Stock ranks on a parity are collectively referred to as "Parity Securities" and all equity securities of the Corporation to which the Series B Preferred Stock ranks junior (whether with respect to dividends or upon liquidation, dissolution or winding up) are collectively referred to herein as the "Senior Securities." The respective definitions of Junior Securities and Senior Securities shall also include any rights or options exercisable for or convertible into any of the Junior Securities and Senior Securities, as the case may be. The Series B Preferred Stock shall be subject to the creation of Junior Securities but not subject to the creation of Senior Securities except as provided in paragraph 6(a) hereof.

             3.   Dividends.

                  (a) In the event that the Corporation declares a dividend with respect to or makes a distribution on the Common Stock, then the holders of the Series B Preferred Stock shall be entitled to participate with the holders of the Common Stock in any such dividends or distributions paid or set aside for payment, such that the holders of the Series B Preferred Stock shall receive, with respect to each share of Series B Preferred Stock held, an amount equal to (i) the dividend or distribution payable with respect to each share of Common Stock, multiplied by (ii) the number of shares of Common Stock into which such share of Series B Preferred Stock is convertible as of the record date for such dividend or distribution. The provision of this subsection 3(a) shall not apply to any dividends or distributions that would result in an adjustment of the Series B Conversion Price (as hereinafter defined) pursuant to Section 5(g).

                  (b) For purposes of this Section 3, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase or other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase, or redemption by a subsidiary of the Corporation.

     4.   Liquidation Preference.

          (a) In the event of any liquidation, dissolution or winding up of the Corporation, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of Series B Preferred Stock and any Junior Securities by reason of their ownership of such stock, the holders of Series A Preferred Stock shall be entitled to receive for each outstanding share of Series A Preferred Stock then held by them an amount equal to $1,000.00 (the "Series A Liquidation Preference") plus accrued and unpaid cumulative dividends on such share (as adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like). Following the payment of the Series A Liquidation Preference, and prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of Junior Securities by reason of their ownership of such stock, the holders of Series B Preferred Stock shall be entitled to receive for each outstanding share of Series B Preferred Stock then held by them in an amount equal to $1,000.00 (the "Series B Liquidation Preference") plus any declared but unpaid dividends on such shares (as adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like). If, upon the occurrence of a liquidation, dissolution or winding up, the assets and funds of the Corporation legally available for distribution to stockholders by reason of their ownership of stock of the Corporation shall be insufficient to permit the payment of the full aforementioned preferential amount on the Series B Preferred Stock, then the entire assets and funds of the Corporation legally available for distribution to stockholders by reason of their ownership of stock of the Corporation shall be distributed among the holders of Series B Preferred Stock and holders of any other such Parity Securities ratably in accordance with the respective amounts that would be payable on such shares of Series B Preferred Stock and such Senior Securities if the amounts payable thereon were paid in full.

          (b) Subject to the prior rights of the holders of any Senior Securities, after payment shall have been made in full to the holders of the Series B Preferred Stock, as provided in this Section 4, any other series or class or classes of Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series B Preferred Stock shall not be entitled to share therein.

     5.   Conversion.

          (a) Conversion of Series B Preferred Stock.

                  (i) Each share of Series B Preferred Stock shall be convertible prior to April 19, 2006 at the option of the holder. Beginning on April 19, 2006, each share of Series B Preferred Stock will be convertible, at either the option of the holder thereof or the option of the Corporation, subject to the limitation set forth in paragraph 5(a)(ii), whichever first delivers a notice of conversion pursuant to paragraph 5(c) or paragraph 5(d) as the case may be.

                  (ii) The Corporation may not provide notice of its intention to convert any shares of Series B Preferred Stock if the closing bid price of the Common Stock as quoted on the Nasdaq National Market, or any other established exchange or national system on which the Common Stock is listed, for the day prior to the date of such proposed notice is less than the Closing Common Stock Price. The "Closing Common Stock Price" shall be the average closing bid price of the Common Stock as quoted on the Nasdaq National Market, or any other established exchange or national system on which the Common Stock is listed, over the 20 Trading Days prior to the Closing Date as such term is defined in the Preferred Stock Purchase Agreement dated April 19, 2001 (the "Purchase Agreement") by and between the Corporation and MedImmune, Inc. ("MedImmune").

                  (iii) If there shall be (A) any merger or consolidation of the Corporation with or into any other corporation or corporations in which the Corporation is not the continuing or surviving corporation or pursuant to which the Common Stock would be converted into cash, securities and/or other rights or assets, or (B) any sale or conveyance of all or substantially all of the assets of the Corporation, (collectively, a "Merger Event"), then immediately prior to the consummation of such Merger Event, each share of Series B Preferred Stock shall be automatically converted without any action to be taken by the Corporation or a holder.

          (b) Determination of Number of Shares of Common Stock to be Issued Upon Conversion.

                  (i) If converted by a holder of Series B Preferred Stock prior to April 19, 2006, each share of Series B Preferred Stock shall be convertible into two hundred (200) fully paid and non-assessable shares of Common Stock, subject to adjustment as provided in Section 5(g)(i) hereof.

                  (ii) If converted by a holder of Series B Preferred Stock or the Corporation on or subsequent to April 19, 2006, or if automatically converted at any time as a result of a Merger Event, each share of Series B Preferred Stock shall be convertible into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Series B Original Issue Price of such share of Series B Preferred Stock by the Series B Conversion Price at the time in effect for a share of Series B

          Preferred Stock. The "Series B Original Issue Price" per share of Series B Preferred Stock is $1,000.00. The "Series B Conversion Price" per share of Series B Preferred Stock shall be the lesser of (A) $5.00 and (B) the average closing bid price of the Common Stock as quoted on the Nasdaq National Market, or any other established exchange or national system on which the Common Stock is listed, in the twenty
          (20) Trading Days preceding the Conversion Date (defined below) or, if automatically converted upon a Merger Event, the twenty (20) Trading Days preceding the closing of the Merger Event; provided that in no event shall the Series B Conversion Price per share of Series B Preferred Stock be less than the Closing Common Stock Price. "Trading Day," as used herein, shall mean a day on which the Nasdaq National Market, or any other established exchange or national system on which the Common Stock is listed, is open for trading.

          (c) Notice of Conversion by the Holders. In order to convert the Series B Preferred Stock into Common Stock, the holder of the Series B Preferred Stock shall deliver to the Corporation a notice of its election to make such conversion at least five (5) business days prior to the intended date of conversion (the "Conversion Date") setting forth (i) the Conversion Date, (ii) the number of shares of Series B Preferred Stock to be converted on the Conversion Date, (iii) the number of shares of Common Stock held by such holder and (iv) the names (and addresses) in which the certificates for shares of Common Stock issuable upon conversion shall be issued. With respect to any conversion by a holder of Series B Preferred Stock on or subsequent to April 19, 2006, such holder shall not sell in the market any shares of Common Stock held by it during the twenty (20) days preceding the Series B Conversion Date.

          (d) Notice of Conversion by the Corporation. The Corporation can exercise its right to have the holders of the Series B Preferred Stock convert their shares of Series B Preferred Stock pursuant to Section 5(a) by mailing a notice of conversion to each holder of record of shares of Series B Preferred Stock addressed to the holder at the address of such holder appearing on the books of the Corporation or given by the holder to the Corporation for the purpose of notice, or, if no such address appears or is given, then at the place where the principal executive office of the Corporation is located, not later than twenty (20) days before the Conversion Date. The notice of conversion shall (i) include (A) the Conversion Date and (B) the place at which the stockholders may exchange certificates representing their shares of Series B Preferred Stock for certificates representing shares of Common Stock issuable upon conversion and (ii) state that the certificates for shares of Common Stock issuable upon conversion shall be issued in the name (and address) of the holder, unless instructed otherwise by such holder. The holder of Series B Preferred Stock that has had a notice of conversion delivered to it by the Corporation shall not sell its shares of Common Stock in the market during the twenty (20) days preceding the Conversion Date

          (e) Limit on Common Stock Issued on Conversion. The aggregate number of shares of Common Stock issued on conversion of shares of Series B Preferred Stock pursuant to paragraph 5(b)(i) shall be 2,000,000 (the "First Maximum Conversion Amount"). The aggregate number of shares of Common Stock issued on conversion of shares of Series B Preferred Stock pursuant to paragraph 5(b)(ii) shall not exceed the lesser of 6,508,777 shares and the quotient of $10,000,000 divided by the Closing Common Stock Price (the "Second Maximum Conversion Amount"). In the event that a conversion notice pursuant to paragraph 5(c) or paragraph 5(d) provides for the conversion on the Conversion Date of shares of Series B Preferred Stock such that the sum of the shares of Common Stock previously issued through conversion of Series B Preferred Shares and the shares of Common Stock that would be issued upon conversion of the number of Series B Preferred Shares specified in the conversion notice would exceed the Second Maximum Conversion Amount, the number of Series B Preferred Shares specified in the conversion notice shall be deemed to be converted for the number of Conversion Shares that is the difference between the Second Maximum Conversion Amount and the number of Conversion Shares previously issued through conversion of Series B Preferred Stock. In the event that some but not all of the Series B Preferred Stock are specified in a conversion notice seeking conversion pursuant to paragraph 5(b)(ii), the number of shares of Common Stock issued in such partial conversion shall not exceed the product of the Second Maximum Conversion Amount multiplied by the quotient of the number of shares of Series B Preferred Stock specified in the conversion notice divided by 10,000.

          (f) Partial Conversion. In the event that some but not all of the Series B Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series B Preferred Stock that were not converted.

          (g)     Adjustments for Stock Splits, Recombinations, etc.

                  (i) If the Corporation shall at any time or from time to time effect a subdivision of the outstanding Common Stock, or shall issue a dividend of Common Stock on its outstanding Common Stock, the number of shares of Common Stock into which the Series B Preferred Stock is convertible pursuant to Section 5(b)(i) then in effect immediately before that subdivision or dividend shall be proportionately increased and conversely, if the Corporation shall combine the outstanding shares of Common Stock, the number of shares of Common Stock into which the Series B Preferred Stock is convertible pursuant to Section 5(b)(i) then in effect immediately before the combination shall be proportionately decreased. Any adjustment under this subsection 5(g)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective or on the date which the dividend is declared.

          (ii) If converted by a holder of Series B Preferred Stock or the Corporation on or subsequent to April 19, 2006, the Conversion Date shall be subject to adjustment from time to time as follows:

                  (A) In the event the Corporation should at any time or from time to time after the date hereof fix a record date that is less than twenty (20) Trading Days prior to a Conversion Date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter, the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then such Conversion Date shall be extended to the date which is twenty (20) Trading Days after such record date.

                  (B) In the event the Corporation should at any time or from time to time after the date hereof fix a record date which is less than twenty (20) Trading Days prior to a Conversion Date for a combination of the outstanding shares of Common Stock, then such Conversion Date shall be extended to the date which is twenty (20) Trading Days after such record date.

          (iii) If the Corporation shall at any time or from time to time effect a subdivision of the outstanding Common Stock, or shall issue a dividend of Common Stock on its outstanding Common Stock, the $5.00 maximum Series B Conversion Price set forth in paragraph 5(b)(ii) shall be proportionately decreased and conversely, if the Corporation shall combine the outstanding shares of Common Stock, the $5.00 maximum Series B Conversion Price set forth in paragraph 5(b)(ii) and the $5.00 shall be proportionately increased. Any adjustment under this subsection 5(g)(iii) shall become effective at the close of business on the date the subdivision or combination becomes effective or on the date which the dividend is declared.

          (iv) If the Corporation shall at any time or from time to time effect a subdivision of the outstanding Common Stock, or shall issue a dividend of Common Stock on its outstanding Common Stock, the First Maximum Conversion Amount and Second Maximum Conversion Amount set forth in paragraph 5(e) shall be proportionately decreased and, conversely, if the Corporation shall combine the outstanding shares of Common Stock, the First Maximum Conversion Amount and Second Maximum Conversion Amount set forth in paragraph 5(e) shall be proportionately increased. Any adjustment under this subsection 5(g)(iv) shall become effective at the close of business on the date the subdivision or combination becomes effective or on the date which the dividend is declared.

                  (v) In the event that after the date hereof the Corporation shall declare a dividend payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends), or options or rights not referred to in paragraphs 5(g)(i) through 5(g)(iii), then, in each such case each holder of Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though such holder were the holder of the number of shares of Common Stock into which such holder's shares of Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution. For purposes of the foregoing, the average closing price of the Common Stock in the five
          (5) Trading Days preceding the record date shall be utilized as the Series B Conversion Price.

                  (vi) If at any time or from time to time after the date hereof there shall be a recapitalization of the Common Stock (other than a subdivision or combination provided for above in this Section 5
          (g)), provision shall be made so that each holder of Series B Preferred Stock shall thereafter be entitled to receive upon any conversion of the Series B Preferred Stock under this Section 5 the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion of Series B Preferred Stock pursuant to this Section 5 would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series B Preferred Stock after the recapitalization to the end that the provision of this Section 5 (including the adjustment in the number of shares of Common Stock issuable on conversion) shall be applicable after that event as nearly equivalent as may be practicable.

          (h) Mechanics of Conversion. On the Conversion Date, the holder shall surrender the certificates representing the shares of Series B Preferred Stock being converted, duly endorsed, to the Corporation at its principal office or at the office of its transfer agent. As promptly as possible after the Conversion Date, the Corporation shall issue and deliver to such holder, such certificates as the holder may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series B Preferred Stock. No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series B Conversion Price of the Series B Preferred Stock. Such conversion shall be deemed to have been effected immediately prior to the close of business on the

     Conversion Date, and at such time the rights of the holder of the converted shares of Series B Preferred Stock shall cease, and the Persons in whose names any certificates of shares of Common Stock shall be issuable shall be deemed to have become holders of record of the shares of Common Stock represented thereby.

           (i) Status of Converted Stock. In the event any shares of Series B Preferred Stock shall be converted pursuant to this Section 5, the shares so converted shall revert to the status of authorized shares of Preferred Stock undesignated as to series or other terms.

           (j) No Impairment. The Corporation will not, by amendment of this Certificate of Designations or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred Stock against impairment.

           (k) Notices of Record Date. In the event that the Corporation shall propose at any time:

               (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

               (ii) to offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or series or other rights;

               (iii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

               (iv) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up;

           then, in connection with any such event, the Corporation shall send to the holders of Series B Preferred Stock

                     (A) in the case of the matters referred to in (i) and (ii)
               above, at least ten (10) days prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto); and

                     (B) in the case of the matters referred to in (iii) and
               (iv) above, at least ten (10) days prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

                     Each such written notice shall be delivered personally or
               given by first class mail, postage prepaid, addressed to the holders of the Series B Preferred Stock at the address for each such holder as shown on the books and records of the Corporation.

     6. Voting Rights. The holders of record of shares of Series B Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section 6 or as otherwise provided under Sections 242 and 245 of the DGCL.

        (a) Approval by Series B Preferred Stock. The Corporation shall not, without first obtaining the approval of the holders of not less than a majority of the total number of shares of the Series B Preferred Stock then outstanding voting on an as-converted to Common Stock basis:

            (i) amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or Bylaws if such action would materially and adversely affect the rights, preferences, privileges, or restrictions of the Series B Preferred Stock;

            (ii) authorize, create or issue shares of any class or series of stock having any preference or priority superior to or on a parity with any such preference or priority of the Series B Preferred Stock;

            (iii) amend this paragraph 6(a).

     7. Redemption.

        (a) Redemption by the Corporation. As and to the extent permitted by law, the Corporation may redeem at its option shares of Series B Preferred Stock, at any time in whole or from time to time in part, at a redemption price of $1,000.00 per share in cash, together with declared and unpaid dividends thereon to the date fixed for redemption, without interest.

        (b) Notice of Redemption; Payment; Surrender of Certificates. In the event of the redemption of shares of Series B Preferred Stock pursuant to paragraph 7(a), the Corporation shall mail a notice of redemption to each holder of record of shares of Series B Preferred Stock addressed to the holder at the address of such holder appearing on the books of the Corporation or given by the holder to the Corporation for the purpose of notice, or, if no such address appears or is given, then at the place where the principal executive office of the Corporation is located, not earlier than sixty (60) nor later than eight (8) days before such payment is due, as set forth above. The notice of redemption shall include (i) the date fixed for redemption, (ii) the place at which the stockholders may obtain payment of the redemption price upon surrender of their share certificates, (iii) the amount of the payment due, and (iv) the last date prior to the date of redemption that the right of conversion may be exercised. If funds are available on the date fixed for the redemption, then whether or not the share certificates are surrendered for payment of the redemption price, the shares shall no longer be outstanding and the holders thereof shall cease to be stockholders of the Corporation with respect to the shares redeemed on and after the date fixed for redemption and shall be entitled only to receive the redemption price without interest upon surrender of the share certificate. If less than all the shares represented by one share certificate are to be redeemed, the Corporation shall issue a new share certificate for the shares not redeemed.

     8. Waiver of Rights, Preferences or Privileges. Any right, preference or privilege of the Series B Preferred Stock may be waived and the provisions of this Attachment B may be amended by the holders of a majority of the outstanding shares of Series B Preferred Stock and such waiver shall be binding on all holders of Series B Preferred Stock.

     9. General Provisions.

        (a) The term "Affiliate" as used herein shall have the meaning given it in Rule 405 promulgated under the Securities Act of 1933, as amended from time to time.

        (b) The term "Person" as used herein means any corporation, limited liability company, partnership, trust, organization, association, other entity or individual.

        (c) The term "outstanding", when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a subsidiary.

        (d) The headings of the sections, paragraphs, subparagraphs, clauses and subclauses of this Attachment B are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

                                                                    ATTACHMENT C

                           SERIES C-1 PREFERRED STOCK

                                       of

                               GENAERA CORPORATION

     1. Number and Designation. 2,500 shares of the Preferred Stock of the Corporation shall be designated as Series C-1 Convertible Preferred Stock, $.001 par value (the "Series C-1 Preferred Stock").

     2. Rank. The Series C-1 Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution and winding up, rank prior to the Corporation's common stock, $.002 par value ("Common Stock") and rank junior to the Series A Preferred Stock and the Series B Preferred Stock. All equity securities of the Corporation to which the Series C-1 Preferred Stock ranks prior (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the "Junior Securities." All equity securities of the Corporation with which the Series C-1 Preferred Stock ranks on a parity are collectively referred to as "Parity Securities" (it being understood that the Corporation's Series C-2 Preferred Stock is a Parity Security with respect to the Series C-1 Preferred Stock) and all equity securities of the Corporation to which the Series C-1 Preferred Stock ranks junior (whether with respect to dividends or upon liquidation, dissolution or winding up) are collectively referred to herein as the "Senior Securities." The respective definitions of Junior Securities and Senior Securities shall also include any rights or options exercisable for or convertible into any of the Junior Securities and Senior Securities, as the case may be. The Series C-1 Preferred Stock shall be subject to the creation of Junior Securities but not subject to the creation of Parity Securities or Senior Securities except as provided in paragraph 6(a) hereof.

     3. Dividends.

          (a) In the event that the Corporation declares a dividend with respect to or makes a distribution on the Common Stock, then the holders of the Series C-1 Preferred Stock shall be entitled to participate with the holders of the Common Stock in any such dividends or distributions paid or set aside for payment, such that the holders of the Series C-1 Preferred Stock shall receive, with respect to each share of Series C-1 Preferred Stock held, an amount equal to (i) the dividend or distribution payable with respect to each share of Common Stock, multiplied by (ii) the number of shares of Common Stock into which such share of Series C-1 Preferred Stock is convertible as of the record date for such dividend or distribution. The provision of this subsection 3(a) shall not apply to any dividends or distributions that would result in an adjustment of the Common Stock Conversion Price (as hereinafter defined) pursuant to Section 5(f).

         (b) For purposes of this Section 3, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase or other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase, or redemption by a subsidiary of the Corporation.

     4. Liquidation Preference.

         (a) In the event of any liquidation, dissolution or winding up of the Corporation, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of Series C-1 Preferred Stock and any Junior Securities by reason of their ownership of such stock, the holders of Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive for each outstanding share of Series A Preferred Stock and Series B Preferred Stock then held by them an amount equal to $1,000.00 (the "Series A/B Liquidation Preference") plus accrued and unpaid cumulative dividends on such share (as adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like). Following the payment of the Series A/B Liquidation Preference, and prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of Junior Securities by reason of their ownership of such stock, the holders of Series C-1 Preferred Stock shall be entitled to receive for each outstanding share of Series C-1 Preferred Stock then held by them in an amount equal to $1,000.00 (the "Series C-1 Liquidation Preference") plus any declared but unpaid dividends on such shares (as adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like). If, upon the occurrence of a liquidation, dissolution or winding up, the assets and funds of the Corporation legally available for distribution to stockholders by reason of their ownership of stock of the Corporation shall be insufficient to permit the payment of the full aforementioned preferential amount on the Series C-1 Preferred Stock, then the entire assets and funds of the Corporation legally available for distribution to stockholders by reason of their ownership of stock of the Corporation shall be distributed among the holders of Series C-1 Preferred Stock and holders of any other such Parity Securities ratably in accordance with the respective amounts that would be payable on such shares of Series C-1 Preferred Stock and such Parity Securities if the amounts payable thereon were paid in full.

         (b) Subject to the prior rights of the holders of any Senior Securities, after payment shall have been made in full to the holders of the Series C-1 Preferred Stock, as provided in this Section 4, any other series or class or classes of Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series C-1 Preferred Stock shall not be entitled to share therein.

     5. Conversion.

          (a) Automatic Conversion of Series C-1 Preferred Stock.

               (i) Upon the occurrence of a Change of Control (as defined below), each share of Series C-1 Preferred Stock shall be automatically converted in accordance with Section 5(c)(i) hereof. A "Change of Control" shall occur upon the occurrence of (i) any sale, exchange, conveyance or other disposition of capital stock of the Corporation in a transaction or series of related transactions in which more than forty percent (40%) of the voting power of the Corporation is disposed of and the Corporation is a party to such transaction(s), (ii) upon the sale of all or substantially all of the assets of the Corporation, or (iii) the consolidation, merger or similar transaction of the Corporation into or with any other entity or entities (other than a consolidation, merger or similar transaction which the Corporation is a party to such transaction(s) and in which the stockholders of the Corporation immediately prior to such consolidation, merger or similar transaction will own at least sixty percent (60%) of the voting power of the combined or surviving entity by virtue of their ownership of shares of capital stock of the Corporation).

          (b) Optional Conversion of Series C-1 Preferred Stock.

               (i) Upon receipt by a holder of Series C-1 Preferred Stock of a Notice of Redemption (as defined below), each share of Series C-1 Preferred Stock shall be convertible at the election of the holder of the Series C-1 Preferred Stock in accordance with Section 5(c)(ii) hereof.

               (ii) Upon the occurrence of a Series C-1 Stock Price Trigger (as defined below), each share of Series C-1 Preferred Stock shall be convertible at the election of the holder of the Series C-1 Preferred Stock in accordance with Section 5(c)(ii) hereof. A "Series C-1 Stock Price Trigger" shall occur if, at any time prior to November 23, 2004, the average closing bid price of the Common Stock (as quoted on the Nasdaq Small Cap Market, or any other established exchange, national system or automated quotation system on which the Common Stock is listed) over a twenty (20) consecutive Trading Day period is equal to or greater than $3.00, subject to adjustment as provided in Section 5(f)(i) hereof.

               (iii) Each share of Series C-1 Preferred Stock, if not already converted, shall be convertible at the election of the holder of the Series C-1 Preferred Stock in accordance with Section 5(c)(ii) hereof on and after November 23, 2004.

                       (iv) Each share of Series C-1 Preferred Stock, if not
                  already converted, shall be convertible at the election of the Corporation in accordance with Section 5(c)(iii) hereof on or after May 23, 2006, subject to adjustment as provided in
                  Section 5(f)(i) hereof.

                  (c) Determination of Number of Shares of Common Stock to be Issued Upon Conversion.

                       (i)  Pursuant to Section 5(a)(i) hereof, each share of

                  Series C-1 Preferred Stock shall be converted in accordance with Section 5(d) hereof at the election of each holder of Series C-1 Preferred Stock, into either (i) 1,000 fully paid and non-assessable shares of Common Stock (the "Conversion Share Amount"), subject to adjustment as provided in Section 5
                  (f)(i) hereof, or (ii) cash in an amount equal to the price of $1,000.00 per share of Series C-1 Preferred Stock, together with declared and unpaid dividends thereon to the date fixed for redemption, without interest (the "Series C-1 Price").

                       (ii) Pursuant to Section 5(b) hereof, each share of
                  Series C-1 Preferred Stock shall be convertible in accordance with Section 5(d) hereof at the election of each holder of Series C-1 Preferred Stock, into the Conversion Share Amount, subject to adjustment as provided in Section 5(f)(i) hereof.

                       (iii) Pursuant to Section 5(b)(iv), each share of
                  Series C-1 Preferred Stock, if not already converted, shall be convertible in accordance with Section 5(k) hereof at the election of the Corporation, into the Conversion Share Amount, subject to adjustment as provided in Section 5(f)(i) hereof.


                  (d) Notice of Conversion by the Holders. In order to convert the Series C-1 Preferred Stock into Common Stock or cash, as applicable, pursuant to Section 5(a) or (b) hereof, the holder of the Series C-1 Preferred Stock shall deliver to the Corporation a notice of its election to make such conversion at least five (5) business days prior to the intended date of conversion (the "Conversion Date") setting forth (i) the Conversion Date, (ii) the number of shares of Series C-1 Preferred Stock to be converted on the Conversion Date, (iii) the number of shares of Common Stock held by such holder, (iv) the names (and addresses) in which the certificates for shares of Common Stock issuable upon conversion shall be issued, and (v) the number of shares to be converted into Common Stock or cash, as applicable. With respect to any conversion by a holder of Series C-1 Preferred Stock, such holder shall not sell in the market any shares of Common Stock held by it during the twenty (20) days preceding the Series C-1 Conversion Date.

                  (e) Partial Conversion. In the event that some but not all of the Series C-1 Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series C-1 Preferred Stock that were not converted.

                  (f)  Adjustments for Stock Splits, Recombinations, etc.

                       (i) If the Corporation shall at any time or from time to time effect a subdivision of the outstanding Common Stock, or shall issue a dividend of Common Stock on its outstanding Common Stock, the number of shares of Common Stock into which the Series C-1 Preferred Stock is convertible pursuant to
                  Section 5(c) then in effect immediately before that subdivision or dividend shall be proportionately increased and conversely, if the Corporation shall combine the outstanding shares of Common Stock, the number of shares of Common Stock into which the Series C-1 Preferred Stock is convertible pursuant to Section 5(c) then in effect immediately before the combination shall be proportionately decreased. Any adjustment under this subsection 5(f)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective or on the date which the dividend is declared.

                       (ii) If converted by a holder of Series C-1 Preferred
                  Stock or the Corporation, the Conversion Date shall be subject to adjustment from time to time as follows:

                            (A) In the event the Corporation should at any time or from time to time after the date hereof fix a record date that is less than twenty (20) Trading Days (as defined below) prior to a Conversion Date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter, the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then such Conversion Date shall be extended to the date which is twenty (20) Trading Days after such record date.

                            (B) In the event the Corporation should at any time or from time to time after the date hereof fix a record date which is less than twenty (20) Trading Days prior to a Conversion Date for a combination of the outstanding shares of Common Stock, then such Conversion Date shall be extended to the date which is twenty (20) Trading Days after such record date.

                       (iii) Any adjustment under this subsection 5(f) shall
                  become effective at the close of business on the date the subdivision or combination becomes effective or on the date which the dividend is declared.

                       (iv) In the event that after the date hereof the Corporation shall declare a dividend payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends), or options or rights not referred to in paragraphs 5(f)(i) through 5(f)(ii), then, in each such case each holder of Series C-1 Preferred Stock shall be entitled to a proportionate share of any such distribution as though such holder were the holder of the number of shares of Common Stock into which such holder's shares of Series C-1 Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

                       (v) If at any time or from time to time after the date hereof there shall be a recapitalization of the Common Stock (other than a subdivision or combination provided for above in this Section 5 (e)), provision shall be made so that each holder of Series C-1 Preferred Stock shall thereafter be entitled to receive upon any conversion of the Series C-1 Preferred Stock under this Section 5 the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion of Series C-1 Preferred Stock pursuant to this
                  Section 5 would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series C-1 Preferred Stock after the recapitalization to the end that the provision of this Section 5 (including the adjustment in the number of shares of Common Stock issuable on conversion) shall be applicable after that event as nearly equivalent as may be practicable.

                  (g) Mechanics of Conversion. On the Conversion Date, the holder shall surrender the certificates representing the shares of Series C-1 Preferred Stock being converted, duly endorsed, to the Corporation at its principal office or at the office of its transfer agent. As promptly as possible after the Conversion Date, the Corporation shall issue and deliver to such holder, such certificates as the holder may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series C-1 Preferred Stock. No fractional shares of Common Stock shall be issued upon conversion of Series C-1 Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Common Stock Conversion Price of the Series C-1 Preferred Stock. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder of the converted shares of Series C-1 Preferred Stock shall cease, and the Persons in whose names any certificates of shares of Common Stock shall be issuable shall be deemed to have become holders of record of the shares of Common Stock represented thereby.

                  (h) Status of Converted Stock. In the event any shares of Series C-1 Preferred Stock shall be converted pursuant to this
            Section 5, the shares so converted shall revert to the status of authorized shares of Preferred Stock undesignated as to series or other terms.

                  (i) No Impairment. The Corporation will not, by amendment of this Certificate of Designations or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series C-1 Preferred Stock against impairment.

                  (j) Notices of Record Date. In the event that the Corporation shall propose at any time:

                       (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

                       (ii) to offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or series or other rights;

                       (iii) to effect any reclassification or recapitalization
                  of its Common Stock outstanding involving a change in the Common Stock; or

                       (iv) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up;

                  then, in connection with any such event, the Corporation shall send to the holders of Series C-1 Preferred Stock:

                             (A) in the case of the matters referred to in (i) and (ii) above, at least ten (10) days prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto); and

                             (B)  in the case of the matters referred to in
                       (iii) and (iv) above, at least ten (10) days prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

                             Each such written notice shall be delivered
                       personally or given by first class mail, postage prepaid, addressed to the holders of the Series C-1 Preferred Stock at the address for each such holder as shown on the books and records of the Corporation.

                  (k) Notice of Conversion by the Corporation. In order to convert the Series C-1 Preferred Stock into Common Stock or cash, as applicable, pursuant to Section 5(b)(iv) hereof, Corporation shall mail a notice to each holder of record of shares of Series C-1 Preferred Stock addressed to the holder at the address of such holder appearing on the books of the Corporation or given by the holder to the Corporation for the purpose of notice, or, if no such address appears or is given, then at the place where the principal executive office of the Corporation is located, at least five (5) business days prior to the intended date of conversion (the "Corporation Conversion Date") setting forth (i) the Conversion Date, (ii) the number of shares of Series C-1 Preferred Stock to be converted on the Conversion Date, and (iii) the number of shares of Common Stock held by such holder. On the Corporation Conversion Date the Series C-1 Preferred Stock shall automatically convert into the Conversion Share Amount without any action on the part of the holders of the Series C-1 Preferred Stock.

            6. Voting Rights. Except as set forth herein or as otherwise required by law, at all times prior to the conversion or redemption of the Series C-1 Preferred Stock, a holder of Series C-1 Preferred Stock shall be entitled to that number of votes per share of Series C-1 Preferred Stock equal to the Conversion Share Amount, subject to adjustment as provided in
     Section 5(f)(i) hereof, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not counted separately as a class. The holders of Series C-1 Preferred Stock may vote on every matter put to a vote of the Corporation's stockholders, except for any matter reserved solely for the vote of the holders of any series of Preferred Stock other than the Series C-1 Preferred Stock.

                  (a) Approval by Series C-1 Preferred Stock. The Corporation shall not, without first obtaining the approval of the holders of not less than a majority of the total number of shares of the Series C-1 Preferred Stock then outstanding voting on an as-converted to Common Stock basis:

                       (i) amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or Bylaws if such action would materially and adversely affect the rights, preferences, privileges, or restrictions of the Series C-1 Preferred Stock;

                       (ii) authorize, create or issue shares of any class or series of stock having any preference or priority superior to or on a parity with any such preference or priority of the Series C-1 Preferred Stock; or

                       (iii) amend this paragraph 6(a).

            7.     Redemption.

                  (a) Redemption by the Corporation. As and to the extent permitted by law, the Corporation may redeem at its option shares of Series C-1 Preferred Stock, at any time in whole or from time to time in part, at the Series C-1 Price.

                       (i) Notice of Redemption; Payment; Surrender of Certificates. In the event of the redemption of shares of Series C-1 Preferred Stock pursuant to paragraph 7(a), the Corporation shall mail a notice of redemption ("Notice of Redemption") to each holder of record of shares of Series C-1 Preferred Stock addressed to the holder at the address of such holder appearing on the books of the Corporation or given by the holder to the Corporation for the purpose of notice, or, if no such address appears or is given, then at the place where the principal executive office of the Corporation is located, not earlier than sixty (60) nor later than eight (8) days before such payment is due, as set forth above. The notice of redemption shall include (i) the date fixed for redemption (the "Redemption Date"), (ii) the place at which the stockholders may obtain payment of the Series C-1 Price upon surrender of their share certificates, (iii) the amount of the payment due, and (iv) the last date prior to the date of redemption that the right of conversion may be exercised. If funds are available on the date fixed for the redemption, then whether or not the share certificates are surrendered for payment of the Series C-1 Price, the shares shall no longer be outstanding and the holders thereof shall cease to be stockholders of the Corporation with respect to the shares redeemed on and after the date fixed for redemption and shall be entitled only to receive the Series C-1 Price without interest upon surrender of the share certificate. If less than all the shares represented by one share certificate are to be redeemed, the Corporation shall issue a new share certificate for the shares not redeemed.

            8. Waiver of Rights, Preferences or Privileges. Any right, preference or privilege of the Series C-1 Preferred Stock may be waived and the provisions of this Certificate of Designation may be amended by the holders of a majority of the outstanding shares of Series C-1 Preferred Stock and such waiver shall be binding on all holders of Series C-1 Preferred Stock.

            9.    General Provisions.

                  (a) The term "Affiliate" as used herein shall have the meaning given it in Rule 405 promulgated under the Securities Act of 1933, as amended from time to time.

                  (b) The term "Person" as used herein means any corporation, limited liability company, partnership, trust, organization, association, other entity or individual.

                  (c) The term "outstanding", when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a subsidiary.

                  (d) The term "Trading Day" shall mean a day on which the Nasdaq Small Cap Market, or any other established exchange or national system on which the Common Stock is listed, is open for trading.

                  (e) The headings of the sections, paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

                                                                    ATTACHMENT D

                           SERIES C-2 PREFERRED STOCK

                                       of

                               GENAERA CORPORATION

              1. Number and Designation. 2,500 shares of the Preferred Stock of the Corporation shall be designated as Series C-2 Convertible Preferred Stock, $.001 par value (the "Series C-2 Preferred Stock").

              2. Rank. The Series C-2 Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution and winding up, rank prior to the Corporation's common stock, $.002 par value ("Common Stock") and rank junior to the Series A Preferred Stock and the Series B Preferred Stock. All equity securities of the Corporation to which the Series C-2 Preferred Stock ranks prior (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the "Junior Securities." All equity securities of the Corporation with which the Series C-2 Preferred Stock ranks on a parity are collectively referred to as "Parity Securities" (it being understood that the Corporation's Series C-1 Preferred Stock is a Parity Security with respect to the Series C-2 Preferred Stock) and all equity securities of the Corporation to which the Series C-2 Preferred Stock ranks junior (whether with respect to dividends or upon liquidation, dissolution or winding up) are collectively referred to herein as the "Senior Securities." The respective definitions of Junior Securities and Senior Securities shall also include any rights or options exercisable for or convertible into any of the Junior Securities and Senior Securities, as the case may be. The Series C-2 Preferred Stock shall be subject to the creation of Junior Securities but not subject to the creation of Parity Securities or Senior Securities except as provided in paragraph 6(a) hereof.

              3.  Dividends.

                       (a) In the event that the Corporation declares a dividend with respect to or makes a distribution on the Common Stock, then the holders of the Series C-2 Preferred Stock shall be entitled to participate with the holders of the Common Stock in any such dividends or distributions paid or set aside for payment, such that the holders of the Series C-2 Preferred Stock shall receive, with respect to each share of Series C-2 Preferred Stock held, an amount equal to (i) the dividend or distribution payable with respect to each share of Common Stock, multiplied by (ii) the number of shares of Common Stock into which such share of Series C-2 Preferred Stock is convertible as of the record date for such dividend or distribution. The provision of this subsection 3(a) shall not apply to any dividends or distributions that would result in an adjustment of the Common Stock Conversion Price (as hereinafter defined) pursuant to Section 5(f).

                       (b) For purposes of this Section 3, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase or other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase, or redemption by a subsidiary of the Corporation.

         4.   Liquidation Preference.

                       (a) In the event of any liquidation, dissolution or winding up of the Corporation, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of Series C-2 Preferred Stock and any Junior Securities by reason of their ownership of such stock, the holders of Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive for each outstanding share of Series A Preferred Stock and Series B Preferred Stock then held by them an amount equal to $1,000.00 (the "Series A/B Liquidation Preference") plus accrued and unpaid cumulative dividends on such share (as adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like). Following the payment of the Series A/B Liquidation Preference, and prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of Junior Securities by reason of their ownership of such stock, the holders of Series C-2 Preferred Stock shall be entitled to receive for each outstanding share of Series C-2 Preferred Stock then held by them in an amount equal to $1,000.00 (the "Series C-2 Liquidation Preference") plus any declared but unpaid dividends on such shares (as adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like). If, upon the occurrence of a liquidation, dissolution or winding up, the assets and funds of the Corporation legally available for distribution to stockholders by reason of their ownership of stock of the Corporation shall be insufficient to permit the payment of the full aforementioned preferential amount on the Series C-2 Preferred Stock, then the entire assets and funds of the Corporation legally available for distribution to stockholders by reason of their ownership of stock of the Corporation shall be distributed among the holders of Series C-2 Preferred Stock and holders of any other such Parity Securities ratably in accordance with the respective amounts that would be payable on such shares of Series C-2 Preferred Stock and such Parity Securities if the amounts payable thereon were paid in full.

                       (b) Subject to the prior rights of the holders of any Senior Securities, after payment shall have been made in full to the holders of the Series C-2 Preferred Stock, as provided in this Section 4, any other series or class or classes of Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series C-2 Preferred Stock shall not be entitled to share therein.

         5.   Conversion.

                  (a)  Automatic Conversion of Series C-2 Preferred Stock.

                       (i) Upon the occurrence of a Change of Control (as defined below), each share of Series C-2 Preferred Stock shall be automatically converted in accordance with Section 5(c)(i) hereof. A "Change of Control" shall occur upon the occurrence of (i) any sale, exchange, conveyance or other disposition of capital stock of the Corporation in a transaction or series of related transactions in which more than forty percent (40%) of the voting power of the Corporation is disposed of and the Corporation is a party to such transaction(s), (ii) upon the sale of all or substantially all of the assets of the Corporation, or (iii) the consolidation, merger or similar transaction of the Corporation into or with any other entity or entities (other than a consolidation, merger or similar transaction which the Corporation is a party to such transaction(s) and in which the stockholders of the Corporation immediately prior to such consolidation, merger or similar transaction will own at least sixty percent (60%) of the voting power of the combined or surviving entity by virtue of their ownership of shares of capital stock of the Corporation).

                  (b)  Optional Conversion of Series C-2 Preferred Stock.

                       (i) Upon receipt by a holder of Series C-2 Preferred Stock of a Notice of Redemption (as defined below), each share of Series C-2 Preferred Stock shall be convertible at the election of the holder of the Series C-2 Preferred Stock in accordance with Section 5(c)(ii) hereof.

                       (ii) Upon the occurrence of a Series C-2 Stock Price Trigger (as defined below), each share of Series C-2 Preferred Stock shall be convertible at the election of the holder of the Series C-2 Preferred Stock in accordance with Section 5(c)(ii) hereof. A "Series C-2 Stock Price Trigger" shall occur if, at any time prior to November 23, 2004, the average closing bid price of the Common Stock (as quoted on the Nasdaq Small Cap Market, or any other established exchange, national system or automated quotation system on which the Common Stock is listed) over a twenty (20) consecutive Trading Day period is equal to or greater than $4.00, subject to adjustment as provided in Section 5(f)(i) hereof.

                       (iii) Each share of Series C-2 Preferred Stock, if not already converted, shall be convertible at the election of the holder of the Series C-2 Preferred Stock in accordance with
                  Section 5(c)(ii) hereof on and after November 23, 2004.

                       (iv) Each share of Series C-2 Preferred Stock, if not already converted, shall be convertible at the election of the Corporation in accordance with Section 5(c)(iii) hereof on or after May 23, 2006, subject to adjustment as provided in
                  Section 5(f)(i) hereof.

                  (c) Determination of Number of Shares of Common Stock to be Issued Upon Conversion.

                       (i) Pursuant to Section 5(a)(i) hereof, each share of Series C-2 Preferred Stock shall be converted in accordance with Section 5(d) hereof at the election of each holder of Series C-2 Preferred Stock, into either (i) 1,000 fully paid and non-assessable shares of Common Stock (the "Conversion Share Amount"), subject to adjustment as provided in Section 5(f)(i) hereof, or (ii) cash in an amount equal to the price of $1,000.00 per share of Series C-2 Preferred Stock, together with declared and unpaid dividends thereon to the date fixed for redemption, without interest (the "Series C-2 Price").

                       (ii) Pursuant to Section 5(b) hereof, each share of Series C-2 Preferred Stock shall be convertible in accordance with Section 5(d) hereof at the election of each holder of Series C-2 Preferred Stock, into the Conversion Share Amount, subject to adjustment as provided in Section 5(f)(i) hereof.

                       (iii) Pursuant to Section 5(b)(iv), each share of Series C-2 Preferred Stock, if not already converted, shall be convertible in accordance with Section 5(k) hereof at the election of the Corporation, into the Conversion Share Amount, subject to adjustment as provided in Section 5(f)(i) hereof.

                  (d) Notice of Conversion by the Holders. In order to convert the Series C-2 Preferred Stock into Common Stock or cash, as applicable, pursuant to Section 5(a) or (b) hereof, the holder of the Series C-2 Preferred Stock shall deliver to the Corporation a notice of its election to make such conversion at least five (5) business days prior to the intended date of conversion (the "Conversion Date") setting forth (i) the Conversion Date, (ii) the number of shares of Series C-2 Preferred Stock to be converted on the Conversion Date,
         (iii) the number of shares of Common Stock held by such holder, (iv) the names (and addresses) in which the certificates for shares of Common Stock issuable upon conversion shall be issued, and (v) the number of shares to be converted into Common Stock or cash, as applicable. With respect to any conversion by a holder of Series C-2 Preferred Stock, such holder shall not sell in the market any shares of Common Stock held by it during the twenty (20) days preceding the Series C-2 Conversion Date.

                  (e) Partial Conversion. In the event that some but not all of the Series C-2 Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series C-2 Preferred Stock that were not converted.

                       (f)    Adjustments for Stock Splits, Recombinations, etc.

                              (i) If the Corporation shall at any time or from time to time effect a subdivision of the outstanding Common Stock, or shall issue a dividend of Common Stock on its outstanding Common Stock, the number of shares of Common Stock into which the Series C-2 Preferred Stock is convertible pursuant to Section 5(c) then in effect immediately before that subdivision or dividend shall be proportionately increased and conversely, if the Corporation shall combine the outstanding shares of Common Stock, the number of shares of Common Stock into which the Series C-2 Preferred Stock is convertible pursuant to Section 5(c) then in effect immediately before the combination shall be proportionately decreased. Any adjustment under this subsection 5(f)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective or on the date which the dividend is declared.

                              (ii) If converted by a holder of Series C-2
                       Preferred Stock or the Corporation, the Conversion Date shall be subject to adjustment from time to time as follows:

                                   (A) In the event the Corporation should at
                              any time or from time to time after the date hereof fix a record date that is less than twenty
                              (20) Trading Days (as defined below) prior to a Conversion Date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter, the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then such Conversion Date shall be extended to the date which is twenty (20) Trading Days after such record date.

                                   (B) In the event the Corporation should at
                              any time or from time to time after the date hereof fix a record date which is less than twenty
                              (20) Trading Days prior to a Conversion Date for a combination of the outstanding shares of Common Stock, then such Conversion Date shall be extended to the date which is twenty (20) Trading Days after such record date.

                              (iii) Any adjustment under this subsection 5(f) shall become effective at the close of business on the date the subdivision or combination becomes effective or on the date which the dividend is declared.

                              (iv) In the event that after the date hereof the Corporation shall declare a dividend payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends), or options or rights not referred to in paragraphs 5(f)(i) through 5(f)(ii), then, in each such case each holder of Series C-2 Preferred Stock shall be entitled to a proportionate share of any such distribution as though such holder were the holder of the number of shares of Common Stock into which such holder's shares of Series C-2 Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

                              (v) If at any time or from time to time after the date hereof there shall be a recapitalization of the Common Stock (other than a subdivision or combination provided for above in this Section 5 (e)), provision shall be made so that each holder of Series C-2 Preferred Stock shall thereafter be entitled to receive upon any conversion of the Series C-2 Preferred Stock under this
                       Section 5 the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion of Series C-2 Preferred Stock pursuant to this
                       Section 5 would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series C-2 Preferred Stock after the recapitalization to the end that the provision of this
                       Section 5 (including the adjustment in the number of shares of Common Stock issuable on conversion) shall be applicable after that event as nearly equivalent as may be practicable.

                       (g) Mechanics of Conversion. On the Conversion Date, the holder shall surrender the certificates representing the shares of Series C-2 Preferred Stock being converted, duly endorsed, to the Corporation at its principal office or at the office of its transfer agent. As promptly as possible after the Conversion Date, the Corporation shall issue and deliver to such holder, such certificates as the holder may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series C-2 Preferred Stock. No fractional shares of Common Stock shall be issued upon conversion of Series C-2 Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Common Stock Conversion Price of the Series C-2 Preferred Stock. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder of the converted shares of Series C-2 Preferred Stock shall cease, and the Persons in whose names any certificates of shares of Common Stock shall be issuable shall be deemed to have become holders of record of the shares of Common Stock represented thereby.

                     (h) Status of Converted Stock. In the event any shares of Series C-2 Preferred Stock shall be converted pursuant to this
              Section 5, the shares so converted shall revert to the status of authorized shares of Preferred Stock undesignated as to series or other terms.

                     (i) No Impairment. The Corporation will not, by amendment of this Certificate of Designations or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series C-2 Preferred Stock against impairment.

                     (j) Notices of Record Date. In the event that the Corporation shall propose at any time:

                           (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

                           (ii) to offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or series or other rights;

                           (iii)  to effect any reclassification or
                     recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

                           (iv) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up;

                     then, in connection with any such event, the Corporation
              shall send to the holders of Series C-2 Preferred Stock:

                                  (A)  in the case of the matters referred to in
                           (i) and (ii) above, at least ten (10) days prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto); and

                                  (B)  in the case of the matters referred to in
                           (iii) and (iv) above, at least ten (10) days prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

                                   Each such written notice shall be delivered
                              personally or given by first class mail, postage prepaid, addressed to the holders of the Series C-2 Preferred Stock at the address for each such holder as shown on the books and records of the Corporation.

                     (k) Notice of Conversion by the Corporation. In order to
              convert the Series C-2 Preferred Stock into Common Stock or cash, as applicable, pursuant to Section 5(b)(iv) hereof, Corporation shall mail a notice to each holder of record of shares of Series C-2 Preferred Stock addressed to the holder at the address of such holder appearing on the books of the Corporation or given by the holder to the Corporation for the purpose of notice, or, if no such address appears or is given, then at the place where the principal executive office of the Corporation is located, at least five (5) business days prior to the intended date of conversion (the "Corporation Conversion Date") setting forth (i) the Conversion Date, (ii) the number of shares of Series C-2 Preferred Stock to be converted on the Conversion Date, and (iii) the number of shares of Common Stock held by such holder. On the Corporation Conversion Date the Series C-2 Preferred Stock shall automatically convert into the Conversion Share Amount without any action on the part of the holders of the Series C-2 Preferred Stock.

              6. Voting Rights. Except as set forth herein or as otherwise required by law, at all times prior to the conversion or redemption of the Series C-2 Preferred Stock, a holder of Series C-2 Preferred Stock shall be entitled to that number of votes per share of Series C-2 Preferred Stock equal to the Conversion Share Amount, subject to adjustment as provided in Section 5(f)(i) hereof, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not counted separately as a class. The holders of Series C-2 Preferred Stock may vote on every matter put to a vote of the Corporation's stockholders, except for any matter reserved solely for the vote of the holders of any series of Preferred Stock other than the Series C-2 Preferred Stock.

                     (a) Approval by Series C-2 Preferred Stock. The Corporation shall not, without first obtaining the approval of the holders of not less than a majority of the total number of shares of the Series C-2 Preferred Stock then outstanding voting on an as-converted to Common Stock basis:

                           (i) amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or Bylaws if such action would materially and adversely affect the rights, preferences, privileges, or restrictions of the Series C-2 Preferred Stock;

                        (ii) authorize, create or issue shares of any class or series of stock having any preference or priority superior to or on a parity with any such preference or priority of the Series C-2 Preferred Stock; or

                        (iii)  amend this paragraph 6(a).

         7.   Redemption.

              (a) Redemption by the Corporation. As and to the extent permitted by law, the Corporation may redeem at its option shares of Series C-2 Preferred Stock, at any time in whole or from time to time in part, at the Series C-2 Price.

                        (i) Notice of Redemption; Payment; Surrender of Certificates. In the event of the redemption of shares of Series C-2 Preferred Stock pursuant to paragraph 7(a), the Corporation shall mail a notice of redemption ("Notice of Redemption") to each holder of record of shares of Series C-2 Preferred Stock addressed to the holder at the address of such holder appearing on the books of the Corporation or given by the holder to the Corporation for the purpose of notice, or, if no such address appears or is given, then at the place where the principal executive office of the Corporation is located, not earlier than sixty (60) nor later than eight (8) days before such payment is due, as set forth above. The notice of redemption shall include (i) the date fixed for redemption (the "Redemption Date"), (ii) the place at which the stockholders may obtain payment of the Series C-2 Price upon surrender of their share certificates, (iii) the amount of the payment due, and (iv) the last date prior to the date of redemption that the right of conversion may be exercised. If funds are available on the date fixed for the redemption, then whether or not the share certificates are surrendered for payment of the Series C-2 Price, the shares shall no longer be outstanding and the holders thereof shall cease to be stockholders of the Corporation with respect to the shares redeemed on and after the date fixed for redemption and shall be entitled only to receive the Series C-2 Price without interest upon surrender of the share certificate. If less than all the shares represented by one share certificate are to be redeemed, the Corporation shall issue a new share certificate for the shares not redeemed.

         8. Waiver of Rights, Preferences or Privileges. Any right, preference or privilege of the Series C-2 Preferred Stock may be waived and the provisions of this Certificate of Designation may be amended by the holders of a majority of the outstanding shares of Series C-2 Preferred Stock and such waiver shall be binding on all holders of Series C-2 Preferred Stock.

         9.   General Provisions.

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                  (a)  The term "Affiliate" as used herein shall have the
            meaning given it in Rule 405 promulgated under the Securities Act of 1933, as amended from time to time.

                  (b) The term "Person" as used herein means any corporation, limited liability company, partnership, trust, organization, association, other entity or individual.

                  (c) The term "outstanding", when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a subsidiary.

                  (d) The term "Trading Day" shall mean a day on which the Nasdaq Small Cap Market, or any other established exchange or national system on which the Common Stock is listed, is open for trading.

                  (e) The headings of the sections, paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

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